VantageSouth Bancshares, Inc. Keefe, Bruyette & Woods 2013 Community Bank Investor Conference July 31, 2013

Forward-looking statements 2 Statements in this presentation relating to plans, strategies, economic performance and trends, projections of results of specific, acquisitions, activities or investments, expectations or beliefs about future events or results, and other statements that are not descriptions of historical facts, may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K, and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Factors that could influence the accuracy of such forward-looking statements include, but are not limited to pressures on the earnings, capital and liquidity of financial institutions in general, resulting from current and future conditions in the credit and equity markets, the financial success or changing strategies of the Company’s customers, actions of government regulators, the level of market interest rates, changes in general economic conditions and the real estate values in our banking market (particularly changes that affect our loan portfolio, the abilities of our borrowers to repay their loans, and the values of loan collateral). In addition, in connection with the Company’s completed acquisitions, the Company may (i) incur greater than expected costs or difficulties related to the integration of acquired companies, (ii) not realize the expected cost savings or synergies, and/or (iii) experience deposit attrition, customer or revenue loss with respect to an acquired company. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to, and does not intend to, update any forward-looking statements. Important Information about this Presentation Piedmont Community Bank Holdings, Inc. owns 70% of VantageSouth Bancshares, Inc. VantageSouth Bank is a wholly-owned subsidiary of VantageSouth Bancshares. VantageSouth Bancshares conducts business under the name VantageSouth Bank. All historical financial information combines VantageSouth Bancshares, Inc., VantageSouth Bank and Community Bank of Rowan results.

 Building a highly-profitable, $5bn+ bank: Superior Positioning • Growth markets: One of the fastest-growing regions in the US • Critical mass: Largest community bank in eastern North Carolina • Access to capital: Supported by leading institutional investors • Conservative balance sheet: Positioned for normalized rate environment Superior Operators • Best-in-class team: Management has integrated 25 banks in over 30 years of experience • Strong revenue drivers: Delivering revenue through SBA, mortgage, builder finance • Rigorous risk management: Robust, multi- dimensional approach, including extensive Board involvement • Disciplined acquirers: Acquired four banks with over $2bn in assets at attractive valuations over the past four years Creating an enduring community banking franchise 3 Headquarters: Raleigh, NC Ticker (Exchange): VSB (NYSE) Market Capitalization: $213mm Assets: $2.0bn Gross Loans: $1.3bn Deposits: $1.7bn Tangible Common Equity: $155mm Tier 1 Leverage Ratio: 8.3% Total Branches: 46 Financial data as of 6/30/13, market data as of 7/22/13 Financial Highlights – 6/30/2013 Branch Raleigh Loan Production Office Durham Fayetteville Wilmington Charlotte Richmond Hampton Norfolk Greensboro Greenville Columbia Virginia North Carolina South Carolina

Strong management with deep local experience 4  Total industry experience of 127 years and average experience over 25 years  Deep community banking relationships in the Carolinas and Virginia  Proven ability to execute organic and strategic growth initiatives • Grew RBC Centura from $2bn to $30bn in assets through organic growth and over 25 mergers and acquisitions (1) This includes both beneficial ownership of VSB common stock and Piedmont common stock based upon "beneficial ownership" concepts described in the rules issued under the Exchange Act. VSB ownership including fully diluted Piedmont ownership is calculated by multiplying each beneficial owner's fully diluted ownership % of Piedmont by the 32,242,726 shares of VSB stock which Piedmont owns. Years Prior Experience VSB Name Title Experience Employer Position Ownership % (1) Adam Abram Chairman of the Board 30 Franklin Holdings Chairman 5.0% James River Group Chief Executive Officer Scott Custer Chief Executive Officer 31 RBC Bank Chief Executive Officer 1.8% RBC Centura President Lee Roberts Chief Operating Officer 19 Morgan Stanley Executive Director 0.7% Chief Risk Officer Business Unit COO Steve Jones Bank President 19 RBC Bank President - Carolinas 0.6% Terry Earley Chief Financial Officer 30 RBC Bank Chief Financial Officer 0.5% Chief Operating Officer 50.0% Board & Executives

Superior markets 5 Sources: Relocation data from Site Selection magazine; all other data from US Census Bureau  Target footprint centers around the I-85 growth corridor, a key US “mega-region” for the next 40 years • 3+ million people to be added in NC by 2030; over 1 million in VA • NC is projected to be the 7th largest state in 2030, up from 10th currently • 14 Fortune 500 companies are headquartered in NC • NC is the #1 state for corporate relocations and has been for 8 of the past 9 years • Raleigh-Cary is the 5th fastest-growing CMSA  Driven by education, technology, healthcare and government PROJECTED POPULATION GROWTH 3.5% 12.9% 8.8% 2012-2017 US 2012-2017 Raleigh MSA 2012-2017 Charlotte MSA 438430_1.WOR Richmond Winston-Salem Raleigh/Durham Charlotte Greenville Wilmington 20 81 64 66 95 95 85 77 40 40 85 26 77 95 26 Charleston

427,105 429,650 416,051 428,695 437,955 455,616 456,301 400,000 410,000 420,000 430,000 440,000 450,000 460,000 2007 2008 2009 2010 2011 2012 May-13 Franchise concentrated in top North Carolina MSAs 6 Source: SNL Financial, U.S. Census Bureau, Triangle Area Residential Realty Report and FIG Partners (1) Includes Wake, Durham, Orange and Johnston counties Wake County (Raleigh-Cary) Employed Workforce Top 10 North Carolina MSAs (Ranked by projected population growth) Rank MSA Proj. HH Income Growth '12-'17 Proj. Pop. Growth '12 - '17 VantageSouth # of Branches Market Share % of Franchise 1 Raleigh-Cary, NC 12.5% 12.9% 11 2.0% 28.2% 2 Jacksonville, NC 19.8% 11.8% 1 Opened in Q2 ’13 3 Dunn, NC 13.4% 11.5% 4 Charlotte-Gastonia-Rock Hill, NC-SC 11.8% 8.8% [1 – 2] Opening in Q4 '13 5 Wilmington, NC 18.2% 8.6% 6 2.5% 8.8% 6 Fayetteville, NC 19.2% 8.2% 1 0.4% 0.6% 7 Greenville, NC 15.8% 8.0% 4 6.3% 7.4% 8 Southern Pines-Pinehurst, NC 15.3% 7.9% 2 4.8% 4.8% 9 Boone, NC 13.5% 7.5% 10 Durham-Chapel Hill, NC 15.9% 7.0% VantageSouth Bank 18.1% 10.9% 25 2.3% 49.8% North Carolina 18.5% 6.2% United States 13.4% 3.5%  Home sales in the Raleigh-Durham-Chapel Hill Triangle were up 28% in the second quarter  Employment up 6.7% in Raleigh-Cary MSA since Oct. 2007 versus average decline of (0.3%) for MSAs greater than 750k  28% of VSB deposits are in Raleigh-Cary MSA  Half of deposit base is in North Carolina’s Top 10 MSAs with projected 5-year growth well in excess of national averages Monthly Housing Inventory for the Triangle (1) 0 2, 00 4,000 6,000 8,000 10,000 12,000 14,000 16,000

Balanced organic growth strategy 7 Mortgage Origination De Novo Expansion in High-Growth Markets Commercial Banking SBA Lending  #2 SBA lender in North Carolina  #3 SBA lender in Virginia YTD  Closed $56.8mm in 12 months ended June 13  Q2 ’13 originations at $67.2mm annualized rate • Best ever quarter for VSB  Gross pipeline exceeds $144mm  $481mm of originations in 12 months ended June 2013 • $216mm in Q2 ’13  Opened branch in Fayetteville, NC in March 12 • $45mm in loans and $33mm in deposits in first 15 months  Opened branch in Jacksonville, NC in June 13 • $14mm in loans and $12mm in deposits already  Planned branch opening in Charlotte (Q4 ’13)  Strong cross-selling opportunities and fee income  $215mm of originations in 12 months ended June 13  Now selling directly to Freddie Mac to improve margin  36% purchase activity in Q2 ’13 Agricultural Lending  #2 Ag lender in North Carolina  Dedicated team based in the heart of NC farm belt  All row crops (wheat, corn, soybeans, cotton, tobacco) – no livestock or ranching  34 new builders in best NC & SC markets  $56.5mm booked YTD from start in Jan. 13  $24mm outstanding as of June 30  5.54% average yield; 62 bps average fees Builder Finance Note: New loan originations represent total loan commitments originated in each respective period

ECB acquisition: Scale at an excellent price 8  Creates the largest community bank in eastern North Carolina • Doubles North Carolina deposit market share • 92 year-old franchise represents strong core funding base • Ability to leverage VSB’s SBA and mortgage platforms and ECB’s merchant and agricultural lending platforms across larger footprint  Immediately accretive to core EPS and tangible book value per share  Integration and cost saves ahead of schedule  Bargain purchase gain largely offset one-time costs  Customer attrition well below industry standards and underwriting  Planned loan sale strengthens portfolio without additional impairment • Reduces CRE concentrations Strategically & Financially Compelling Integration Ahead of Schedule

 ECB acquisition closed and converted in April  Net income was $3.7mm on $25+mm of revenue (excluding the gain on acquisition) as earnings power of larger VSB is realized  Annualized net loan growth was approximately 24% in Q2 ’13 (excluding acquired ECB loans) • Driven by total originations of over $215mm  43 bps NIM expansion • Driven by purchase accounting, deposit re-pricing and improved earning asset mix  Continued asset quality improvement • ALLL plus remaining loan marks represent 3.70% of total loans  Capital levels optimized following ECB acquisition and strong organic growth  SBA revenue up 85% over Q2 ’12 on annualized SBA originations of $67.2mm  Mortgage revenue rebounded in Q2 to $1.1mm on higher pull-through rates, greater margins and higher level of purchase business  Improved efficiency ratio with realization of ECB cost saves starting late in the quarter, post conversion Q2 2013: Demonstrating potential 9 Last 12 Months Business Highlights Financial Highlights (1) Adjusted for gain on acquisition and merger and conversion costs ($ in thousands, except per share) As of or for the three-month period ended, Income Statement 6/30/13 3/31/13 12/31/12 9/30/12 6/30/12 Net interest income $20,428 $9,944 $10,175 $10,265 $10,033 Noninterest income 4,854 3,462 4,133 3,332 2,390 Provision expense 1,492 1,940 1,167 1,077 2,046 Noninterest expense 19,178 11,066 12,240 10,593 10,292 Nonrecurring expenses 11,961 1,601 2,114 547 6 Gain on acquisition 8,241 - - - - Net income (loss) 3,700 (806) 2,113 (1,034) 338 Net income to common (loss) 2,995 (1,175) 1,745 918 (29) Diluted EPS $0.07 ($0.03) $0.05 $0.03 ($0.00) Balance Sheet Total assets $2,009,420 $1,116,042 $1,085,225 $1,054,069 $1,067,829 Net loans 1,317,556 789,096 759,418 735,882 693,829 Total deposits 1,654,699 903,923 873,222 852,989 866,610 Total equity 229,873 172,399 173,941 171,511 169,881 Common equity 187,436 147,684 149,283 146,910 145,337 TARP 42,437 24,715 24,658 24,601 24,544 Performance Ratios Return on avg. assets (1) 0.75% (0.30%) 0.79% 0.49% 0.13% Net interest Margin (FTE) 4.67% 4.24% 4.37% 4.49% 4.30% Efficiency ratio (1) 75.9% 82.6% 85.6% 77.9% 82.9% Asset Quality NPLs / total loans 1.12% 1.48% 1.67% 1.90% 2.58% NPAs / assets 1.32% 1.48% 1.71% 1.97% 2.41% Annualized NCOs / avg. loans 0.18% 0.21% 0.17% 0.44% 0.35% Adjusted ALLL / loans 3.70% 2.54% 2.70% 2.86% 3.10% Capitalization TCE / TA 7.83% 10.96% 11.42% 11.52% 11.21% Tangible book value per share $3.36 $3.33 $3.37 $3.31 $3.26

1.23 1.18 1.05 0.98 0.90 0.69 4.81 4.72 4.75 4.66 4.48 4.30 3.66 3.62 3.77 3.74 3.63 3.64 0.00 1.50 3.00 4.50 6.00 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Cost of Funds Yield on Earning Assets NIM Superior net interest margin 10  GAAP NIM expanded 43 bps to 4.67% as a function of: • Fair value accounting • Improving earning asset mix  Lower yielding investment portfolio liquidated to fund organic loan growth • Lower rates on non-maturity deposits such as money markets and interest checking • Expanding higher-yielding businesses (e.g., builder finance)  Cost of funds declined 24 bps to 46 bps reflecting: • Increase in low-cost, core deposits from ECB acquisition and organic growth • Non-maturity deposit re-pricing • Fair value accounting • Use of short-term wholesale funding as the hedged item used to execute a 2-year forward 5-year interest rate swap  This cash flow hedge increases liability duration and serves as a cushion to TBV from rising interest rates  Core NIM increased 1 bp to 3.64% GAAP Yield, Cost and NIM (%) Core* Yield, Cost and NIM (%) *Excluding impact of purchase accounting 0.82 0.80 0.73 0.72 0.70 0.46 5.22 5.07 5.18 5.05 4.91 5.13 4.44 4.30 4.49 4.37 4.24 4.67 0.00 1.50 3.00 4.50 6.00 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Cost of Funds Yield on Earning Assets NIM

Loan portfolio transformation 11 New Loan Originations ($mm)  Targeting balanced loan portfolio between C&I, CRE, and consumer/other • Running off non-strategic CRE • Growing C&I Average Yield (%) New Loan Originations – Fixed vs. Floating Rate ($mm) Drivers of Loan Growth:  “All-star” talent hired for strong client relationships  Superior geographic markets with macro growth  Capital to deploy  Agility/responsiveness – vs. “big bank” bureaucracy  Horsepower – able to handle more complex credits  Distraction/dislocation among competitors $26.4 $63.0 $83.6 $95.8 $85.6 $216.1 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Total CRE C&I Other Builder 6.13% 6.06% 5.95% 5.79% 5.54% 6.21% 4.55% 4.61% 4.43% 4.52% 4.26% 4.45% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 2 1 $9.3 $30.4 $38.5 $39.3 $39.9 $145.0 $17.1 $32.6 $45.0 $56.6 $45.7 $71.1 $0.0 $40.0 $80.0 $120.0 $160.0 $200.0 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Floating Fixed Total Portfolio New Originations Loan Portfolio Composition (Q2 2013) (ex. Builder) C&I 4% Owner- Occ. CRE 18% Investor CRE* 1% Other 27 Note: New loan originations represent total loan commitments originated in each respective period *Investor CRE is comprised of non-owner occupied CRE, multifamily and C&D Mandatory use of robust pricing model ensures pricing discipline

Core Deposits* 44% Time Deposits 42% FHLB 16% Funding mix dramatically improved 12 *Core deposits defined as total deposits less all time deposits Funding Balances (Q2 2013)  Stronger, core-deposit based funding • Building DDA deposits through commercial lending • Reduced reliance on time deposits and FHLB borrowings • Maturities replaced with lower cost funding Core Deposits* 58% Time Deposits 36% FHLB 6% Q3 2011 Funding Evolution Over Time Q2 2013 Balance Cost Core Dep. $455.6 Time Dep. 439.1 FHLB 150.0 Total $1,044.7 1.82 % Balance Cost Core Dep. $1,024.4 Time Dep. 630.3 FHLB 100.9 Total $1,755.6 0.40 % Balance % of Average Rate MRQ Cost Type ($000) Total Q1 Q2 Noninterest Demand $197,229 11.2% 0.00% 0.00% Interest Bearing Demand 344,515 19.6% 0.31% 0.22% Money Market & Savings 482,672 27.5% 0.53% 0.29% Retail Time 420,214 23.9% 0.85% 0.63% Wholesale Time 210,068 12.0% 1.02% 0.88% FHLB 100,902 5.7% 0.76% 0.43% Total $1,755,601 100.0 0.60% 0.40% ($ in millions) ($ in millions)

Diverse drivers of noninterest income growth 13 Noninterest Income Composition* ($000) *Excludes realized securities gains and losses  Noninterest income from multiple sources: • SBA loan sales • Mortgage fees  Rebounded in Q2 after decline in Q1 with greater pull-through and higher purchase percentage • Treasury management fees and service charges • Merchant services business $581 $518 $423 $533 $345 $1,052 $543 $557 $523 $508 $515 $1,525 $721 $770 $1,127 $771 $391 $1,096 $92 $572 $776 $1,718 $1,119 $1,059 0 1,250 2,500 3,750 5,000 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Other Service Charges Mortgage Income SBA Lending

Key financial targets 14 Metric Target Q2 2013 Capital & Asset Quality: Tier 1 Leverage Ratio > 8.50% 8.30% Classified Assets / Tier 1 + ALLL < 40.0% 43.0% Financial Performance: ROAA > 1.00% 0.75% Net Interest Margin > 4.00% 4.67% Efficiency Ratio < 65.0% 75.9% Noninterest Income / Revenue > 30.0% 18.8% Balance Sheet Positioning: Loan / Deposit Ratio 80% - 90% 80.7% Loan Portfolio Mix (% of total portfolio) C&I - 33.3% CRE - 33.3% Consumer - 33.3% 31.5% 41.1% 27.4% (1) Excludes $8.2 million bargain purchase gain and $12.0 million of merger related costs (2) C&I includes owner-occupied CRE; CRE is comprised of non-owner occupied CRE, multifamily and C&D; other is comprised of 1-4 family mortgage, 2nd mortgage, HELOCS, consumer, farmland, agriculture production and other (1) (1) (2)

Announce Price / Price / Target Date TBV(1) Adj. TBV(2) 06/10/09 0.75x 1.03x 11/19/10 0.98x 1.26x 02/23/11 0.91x 1.28x 09/25/12 0.63x 0.92x Our Average 0.82x 1.12x Comparable Deals Average (3) 1.12x 1.82x Experienced, effective acquirer and integrator 15 A s s et s ($ in billions) Disciplined Acquisition Pricing (1) Calculated as the price / stated tangible book value in the quarter immediately prior to announce date (2) Calculated as the price / tangible book value as of the day of closing after accounting for all purchase accounting adjustments (3) Comparable whole bank M&A transactions include Southeast transactions greater than $20mm in deal value since 12/31/11 with major exchange traded buyers and public credit mark disclosures. See Appendix for detail VSB VSB Strong Asset Growth VSB $0.1 $1.1 $0.0 $0.5 $1.0 $1.5 $2.0 2010 2011 2012 YTD $1.0 CRFN $0.1 Rowan VSB VSB VSB VSB $2.0 $0.8 ECBE $1.1

Experienced, effective acquirer and integrator (cont’d) 16 Note: Crescent Financial as of or for the three months ended 3/31/13; VantageSouth as of or for the three months ended 9/30/12, prior to merger with Crescent Financial; Community Bank of Rowan as of or for the three months ended 12/31/11, prior to merger with VantageSouth (1) Calculated as classified assets / tier 1 capital + allowance for loan losses. (2) Excludes $1.6 million of merger and conversion costs incurred in Q1 2013 Immediately Improve Capital Ratios Proven Track Record Tier 1 Leverage Ratio Pre-Acq Post-Acq VantageSouth 6.29% 9.89% Community Bank of Rowan 6.83% 9.72% Crescent Financial 7.11% 11.08% Classified Asset Ratio(1) VantageSouth 145.0% 34.2% Community Bank of Rowan 87.1% 39.9% Crescent Financial 89.3% 40.8% Return on Avg. Assets VantageSouth (1.61%) 1.95% Community Bank of Rowan (0.78%) 0.90% Crescent Financial (1.10%) 0.01% (2) Swiftly Address Credit Rapidly Improve Profitability

$180,837 $21,351 $3,282 $2,929 $2,093 $2,074 $2,009 $1,984 $1,977 $1,920 $1,847 $1,712 $1,596 $1,018 $974 $928 $807 $803 $779 $758 $697 $691 $683 $675 $568 $547 $522 $9,114 $0 $40,000 $80,000 $120,000 $160,000 $200,000 BAC BBT FCNCA FBNC BNCN COB SBNC VSB PSTB Square 1 Fidelity BancShares YDKN NBBC HTBI PEBK Paragon Piedmont Federal HPTB FOFN Macon Bancorp ASBB FFIS FSBK NSBC CLBH NCBC UWHR F & M Financial Attractive market opportunity 17 South Carolina Virginia Source: SNL Financial North Carolina Banks by Total Assets ($mm) 53 $9.7 13 $9.6 9 $16.1 2 $6.3 3 $2,417.2 <0.5 $0.5 - $1.0 $1.0 - $2.5 $2.5 - $5.0 >$5.0 North Carolina 58 $12.5 8 $5.8 1 $1.1 2 $13.4 <0.5 $0.5 - $1.0 $1.0 - $2.5 $2.5 - $5.0 >$5.0 61 $12.8 19 $12.7 10 $12.6 7 $24.5 1 $313.0 <0.5 $0.5 - $1.0 $1.0 - $2.5 $2.5 - $5.0 >$5.0 Number of Banks Assets ($bn) All Others (51 Banks) $2,176,625  Top three banks control 80% of deposits in North Carolina

Favorable peer comparison 18 Net Interest Margin Return on Average Assets Cost of Funds Tier 1 Leverage Ratio Net Charge-offs / Avg. Loans Source: SNL Financial; data as of or for the most recent quarter available Comparable acquirors include BNCN, CBF, FCBC, FBNC, PSTB and SCBT; comparable size peers include AMNB, BNCN, FOFN, PEBK, HPTB, FSBK, PSTB, NBBC, and YAVY; banking competitors include BBT, FCNCA, PSTB, PNC, NBBC and BNCN NPLs / Loans 4.67% 4.45% 3.92% 4.06% 3.00% 3.50% 4.00% 4.50% 5.00% VSB Comparable Acquirors Comparable Size Peers Banking Competitors 0.75% 0.61% 0.70% 0.61% 0.50% 0.60% 0.70% 0.80% 0.90% VSB Comparable Acquirors Comparable Size Peers Banking Competitors 1.12% 1.89% 3.06% 1.95% 0.00% 1.00% 2.00% 3.00% 4.00% VSB Comparable Acquirors Comparable Size Peers Banking Competitors 8.26% 10.48% 10.67% 10.03% 6.00% 7.50% 9.00% 10.50% 12.00% VSB Comparable Acquirors Comparable Size Peers Banking Competitors 0.18% 0.54% 0.53% 0.75% 0.00% 0.25% 0.50% 0.75% 1.00% VSB Comparable Acquirors Comparable Size Peers Banking Competitors 0.46% 0.59% 0.73% 0.38% 0.20% 0.40% 0.60% 0.80% 1.00% VSB Comparable Acquirors Comparable Size Peers Banking Competitors

75% 100% 125% 150% 175% 200% Dec-11 Feb-12 Apr-12 Jun-12 Aug-12 Oct-12 Dec-12 Feb-13 Apr-13 Jun-13 Pric e C han ge VSB KBW Regional Bank S&P 500 NASDAQ Bank Remain attractively priced compared to peers 19 Price / Tangible Book* Source: SNL Financial; market data as of 7/22/13 *Represents the average price / tangible book for the group. High performing peer group parameters: Assets between $1.0bn and $5.0bn located in the Mid-Atlantic and Southeast with TCE / TA > 7.00%, Core ROAA > 0.90% and NPA / Assets < 4.00%; includes AROW, OZRK, BMTC, CNBC, CZNC, FCBC, FLIC, NKSH, BHRB, SASR, FIZN and UBSH. Comparable acquirors group includes BNCN, CBF, FCBC, FBNC, PSTB and SCBT Price Performance Since December 30, 2011 34.6% 34.8% 48.6% 43.5% April 1, 2013 Closed ECB acquisition; free float increased to 30% June 25, 2012 Added to Russell 3000 Index March 21, 2012 Announcement of inclusion in Russell 3000 Index 1.39x 1.54x 1.71x 1.00x 1.20x 1.40x 1.60x 1.80x VSB Comparable Acquirors High Performing Peers

2013 priorities 20  Execute on ECB transaction • Including integrating, cost saves and revenue growth  Continue ramp-up of SBA, mortgage and builder finance growth initiatives • Adding SBA Business Development Officers in three new markets  Continue C&I/CRE organic growth trajectory • Including Jacksonville, NC and Charlotte de novos  Redeem TARP  Continue building IT infrastructure to support future growth • Including mobile banking and loan origination  Pursue other strategic growth opportunities

Investment highlights 21 Management and Board aligned with shareholders Strong senior management with deep local experience Experienced and effective acquirer and integrator Large group of potential acquisition targets Balanced organic growth strategy Conservative balance sheet

Appendix 22

Appendix:
Comparable transactions

Buyer Name	Target Name	State	Announce Date	Stock Consid. (%)	Deal Value ($mm)	Price/ Tang. Book (%)	Price / Adj. TBV (%)
Home Bancshares, Inc	Liberty Bancshares, Inc	AR	06/25/13	89	280	162	225
Union First Market Bankshares Corporation	StellarOne Corporation	VA	06/09/13	100	445	142	150
SCBT Financial Corporation	First Financial Holdings, Inc.	SC	02/19/13	100	302	133	186
Renasant Corporation	First M&F Corporation	MS	02/07/13	100	119	119	179
United Bankshares, Inc.	Virginia Commerce Bancorp, Inc.	VA	01/29/13	100	454	182	210
Bank of the Ozarks, Inc.	First National Bank of Shelby	NC	01/24/13	51	64	67	NA
Bank of the Ozarks, Inc.	Genala Banc, Inc.	AL	10/04/12	51	27	95	NA
SCBT Financial Corporation	Savannah Bancorp, Inc.	GA	08/07/12	100	67	84	168
MidSouth Bancorp, Inc.	PSB Financial Corporation	LA	08/03/12	57	37	145	157
City Holding Company	Community Financial Corporation	VA	08/02/12	100	25	66	253
BNC Bancorp	First Trust Bank	NC	06/04/12	70	36	76	89
Trustmark Corporation	BancTrust Financial Group, Inc.	AL	05/28/12	100	55	92	NM
Park Sterling Corporation	Citizens South Banking Corporation	NC	05/13/12	70	78	114	210
WashingtonFirst Bankshares, Inc.	Alliance Bankshares Corporation	VA	05/03/12	80	24	86	NA
Capital Bank Financial Corporation	Southern Community Financial Corporation	NC	03/26/12	0	52	93	142
IBERIABANK Corporation	Florida Gulf Bancorp, Inc.	FL	03/19/12	100	35	141	258
First Community Bancshares, Inc.	Peoples Bank of Virginia	VA	03/01/12	70	41	104	134
Average:				**79**	**126**	**112**	**182**
VantageSouth Bancshares, Inc.	**ECB Bancorp, Inc.**	**NC**	**9/25/12**	**100**	**41**	**63**	**92**

Source: SNL Financial and Company filings
Includes whole bank M&A transactions in the Southeast greater than $20mm in deal value since 12/31/11 with major exchange traded buyers and public credit mark disclosures

23

VantageSouth BANCSHARES, INC.

Stone Point Capital 24.9% Lightyear Capital 24.9% Harvard Endowment 9.9% State of Wisconsin 9.9% Keeneland Capital 7.6% Adam Abram 5.3% Other 17.5% Appendix: Ownership structure 24 Piedmont Community Bank Holdings Public Investors NYSE: VSB 100% 70% 30% Piedmont Ownership Total Piedmont Investment: $154mm

Appendix: Presenter biographies and contact information 25 Scott M. Custer – Chief Executive Officer Email: scott.custer@vsb.com Phone: 919-659-9002 Scott Custer has been a director of VantageSouth Bank since February 2010, and a director and Chief Executive Officer of VantageSouth Bank and VantageSouth Bancshares, Inc. since November 2011. Mr. Custer is responsible for guiding VantageSouth Bank’s overall strategy and operations. He has served as a director and Chief Executive Officer of Piedmont Community Bank Holdings, Inc. since 2010. Before joining Piedmont, he served as Chairman and Chief Executive Officer of RBC Bank (USA), a position he held since 2004. Mr. Custer is on the boards of trustees for the College of William and Mary and William Peace University. He holds a bachelor’s degree in economics and business administration from the College of William and Mary. Terry Earley – Chief Financial Officer Email: terry.earley@vsb.com Phone: 919-659-9015 Terry Earley has served as Chief Financial Officer of VantageSouth Bank and VantageSouth Bancshares, Inc. since February 2012. As CFO of VantageSouth Bank, he is responsible for the implementation of financial strategies, including investment management, financial accounting and reporting, and oversees the technology and operational functions of the Bank. He is also CFO of Piedmont Community Bank Holdings, Inc., a position he has held since 2011. Prior to joining our team, Mr. Earley was Chief Financial Officer and Chief Operating Officer of RBC Bank (USA), where he worked for 18 years. Mr. Earley is a member of First Baptist Church and is a former board member of Faith Christian School, Rocky Mount, North Carolina. He holds a bachelor’s degree from the University of North Carolina at Chapel Hill in business administration. Lee H. Roberts – Chief Operating Officer Email: lee.roberts@vsb.com Phone: 919-659-9004 Lee Roberts became Chief Operating Officer of VantageSouth Bank and VantageSouth Bancshares, Inc. in 2011. At VantageSouth Bank, Mr. Roberts oversees corporate strategy and M&A, as well as risk management, credit, legal, compliance and human resources. He has served as a Managing Director of Piedmont Community Bank Holdings, Inc. since 2010. Prior to joining Piedmont, Mr. Roberts was a partner at Cherokee Investment Partners, LLC, a private equity firm, and was previously with Morgan Stanley in London and New York. He serves on the North Carolina Banking Commission and the boards of Duke University’s Sanford School of Public Policy, the Duke Alumni Association, the Community Investment Corporation of the Carolinas and Ravenscroft School in Raleigh. He holds a bachelor’s degree from Duke University and a J.D. from Georgetown University. Steve W. Jones – President Email: steve.jones@vsb.com Phone: 919-659-9007 Steve Jones has been President of VantageSouth Bank since 2010. From 2009 to 2010, Mr. Jones served as Executive Vice President and Chief Operating Officer of First American Financial Management Company, a proposed bank holding company. Prior to that, Mr. Jones spent over 10 years at RBC Bank (USA) in a variety of leadership roles, including President (Carolinas and Virginia), President (Personal and Business Banking), Regional President (Florida Personal and Business Banking) and Regional Manager (Personal and Business Banking – Eastern Sandhills Region). Mr. Jones is responsible for VantageSouth’s businesses, including commercial banking, retail banking, government lending and the mortgage division. He is a member of the Triangle board of the American Heart Association and currently serves on the board of trustees for East Carolina University, where he received his bachelor’s degree.